BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated January 14, 2022 to the Direct Shares Prospectus of the Fund,

dated October 29, 2021, as supplemented to date

The Fund’s internet-based trade order system has recently been updated allowing the deadlines for the Fund for the receipt of purchase and redemption orders via the Fund’s internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective February 28, 2022:

The first and second paragraphs of the section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Buy Shares—Initial Purchase—Submit your purchase order through Cachematrix® by BlackRock” are hereby deleted in their entirety and replaced with the following:

Purchase orders generally must be placed through Cachematrix® by BlackRock, available via www.blackrock.com/cash. Purchase orders placed before 2:55 p.m. (Eastern time) and received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:45 p.m. (Eastern time)) you will receive that day’s dividends.

NAV is calculated separately for each class of shares of the Fund as of 3:00 p.m. (Eastern time), each business day. Shares will be priced on days that both the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank of Philadelphia are open (each such day, a “business day”). The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is closed due to an emergency. Both the NYSE and the Federal Reserve Bank of Philadelphia are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veteran’s Day. The only scheduled day on which the Federal Reserve Bank of Philadelphia is open and the NYSE is closed is Good Friday. Purchase orders placed through Cachematrix® by BlackRock after 2:55 p.m. (Eastern time) will be priced at the NAV determined on the next business day.

The first paragraph of the section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares through Cachematrix® by BlackRock” is hereby deleted in its entirety and replaced with the following:

Make redemption requests through Cachematrix® by BlackRock, available via www.blackrock.com/cash. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request through Cachematrix® by BlackRock prior to 2:55 p.m. (Eastern time) and your request must be received by the Fund’s Transfer Agent before 3:00 p.m. (Eastern time). Any redemption request placed after 2:55 p.m. (Eastern time) will be priced at the NAV at the close of business on the next business day.

The fourth paragraph of the section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares through Cachematrix® by BlackRock” is hereby deleted in its entirety and replaced with the following:

Payment of Redemption Proceeds

Redemption proceeds will be paid by wire transfer. Proceeds for redeemed shares for which a redemption order is submitted before 2:55 p.m. (Eastern time) and received by the Fund’s Transfer Agent before 3:00 p.m. (Eastern time) on a business day are normally paid in Federal funds wired to the redeeming shareholder on the same business day, provided that the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shareholders should retain this Supplement for future reference.

PRO-LEAF-DS-0122SUP

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